Investor Presentation December 2009 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

Argo Group Today
Major business segment locations
Bermuda Headquarters
An international specialty underwriter of property/casualty
insurance and reinsurance products
Headquartered in Bermuda
Operations in 50 states and worldwide
Total capitalization of $2.0 billion
Operations conducted through four business segments
Our Strategy
Deploy capital in the international specialty market for maximum return
Continuous focus on new business development and organic growth
Grow strategically through acquisitions
Prudent management of our balance sheet and investment portfolio
Maximize shareholder value through our focus on Return on Capital
Brussels
London
3.

| | | |
|---|---|---|
| Create US specialty franchise | | |
| Access single international specialty market | | |
| Enhance overall platform | | |

ARGO GROUP
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4.
Building a Specialty Platform
Goal Execution Status
• Expand US Excess and Surplus
franchise and broaden US
specialty platform
• Acquired Colony and Rockwood in 2001
• Acquired the assets of Interstate and
Grocers in 2005 and 2003
• Launched Public Entity business in 2001
• Acquired Massamont and Insight in 2008
• Completed 9 acquisitions of companies
and asset purchases over eight years
• PXRE transaction in 2007
• Launched Argo Re in 2008
• Establish Bermuda Platform
• Establish Lloyd’s Platform
• Heritage acquisition in 2008
• Enhance Argo’s risk profile
• Significantly managed down legacy exposures
• Sold PXRE’s legacy casualty exposure in 2008
• Hired CFO in 2008
• Hired Andrew Carrier as Argo Re President and
Nigel Mortimer as head of Excess Casualty in 2008
• Recently Added:
• International CEO: Julian Enoizi
• Chief Actuary: Mike Fusco
• Chief Risk Officer: Bernhard Scheifele
• Chief Accounting Officer: James Tees
• Bolster management ranks

5. Argo Today – A Diversified Business Model US International YTD as of September 30, 2009 Note: Based on gross written premiums (GWP) Insurance Reinsurance Property Casualty ~70% ~30% 9% 91% 76% 24%

6.
What We Do
Combined
Ratio*
Insureds
Segment Profile
Excess and
Surplus Lines
•Commercial Property and
Casualty on a non-admitted basis
•Distribution through wholesale
agents and brokers
Commercial
Specialty
Argo
International
•Argo Managing Agency plc
•Short-tail risks with an emphasis
on commercial specialty, and
non-US professional indemnity
insurance
96%
56%
Reinsurance
•Insureds include US regional
carriers and international multi-
line carriers
•Casualty clients are
predominately US Fortune 1000
companies written on a primary
basis
•Argo Re (class 4 specialty
reinsurance platform)
•Provides property CAT
reinsurance, excess casualty
98%
* GWP and Combined Ratio for YTD 2009
%
GWP*
31%
24%
9%
36%
96%
•Representative insureds include
restaurants, contractors, day
care centers, apartment
complexes, and others
•Commercial Property and
Casualty on an admitted basis
•Distribution through select
independent agents, brokers,
wholesalers and program
managers
•Food and hospitality, specialty
retail, grocery stores, mining
industry and public entities
•Insureds include US and
international small/medium
commercial businesses,
transportation, fine arts and
specie, financial institutions and
others

7.
Pre-Tax Operating Income
($mm)
Excess & Surplus Lines
Largest and Most Profitable Segment
Status
Combined ratio in low 90% range
Colony, Argonaut Specialty & Argo Pro
Competitive advantages
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small
account underwriters
Controlled distribution
Wholesale agents
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
89% 89%
93% 96%
Combined Ratio
$102
$113
$98
$64
2006 2007 2008 YTD 2009

8.
Pre-Tax Operating Income
($mm)
Commercial Specialty
Specialty Niche Segment
Status
2008 Gross Written Premium up 21%
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
89%
89% 97%
96%
Combined Ratio
$50
$61
$43
$35
2006 2007 2008 YTD 2009

9.
Status
• Underwriting on $1.2 billion of capital today
• Achieved desired diversification in second
year
• Appointed Andrew Carrier as Argo Re
President and Nigel Mortimer as head of
Excess Casualty
• New casualty underwriting team in place
Competitive advantages
• Utilize established infrastructure
• Built diversified book of business
• Proven record of leadership
• Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
Reinsurance
Argo Re – Well Established
56%
78%
Pre-Tax Operating Income
($mm)
Combined Ratio
$25
$34
2008 YTD 2009

10.
Status
• Acquired Heritage in May 2008
• Appointed Julian Enoizi as CEO
in June 2009
• Worldwide property
• Direct and Facultative
• North American and International
Binding Authority
• Non-U.S. liability
• Professional indemnity
• General liability
Competitive advantages
• Specialist knowledge
• Access to decision makers
• Carries the Lloyd’s market ratings
of ‘A’ (Excellent) rating by A.M.
Best, and ‘A+’ by S&P
Argo International
Lloyd’s Underwriting Agency
97%
102%
Pre-Tax Operating Income
($mm)
Note:
1 Data is for the full year ending Dec. 31, 2008
Combined Ratio
$11
$8
2008¹ YTD 2009

ARGO INTERNATIONAL

Member Argo Group

ARGO GROUP US

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ARGO RE

Member Argo Group

ARGO GROUP

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Combined Business Mix
Established platform to write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance/Insurance
Quota share reinsurance
of business partners
Property reinsurance
Excess casualty and
professional liability insurance
Argo International (Lloyd’s)
Worldwide property insurance
Non-U.S. liability
55%
9%
36%
As of September 30, 2009
11.

12. Growth in Key Profit Drivers Net Premium Earned Gross Written Premium Investment Income $622 $1,602 2002 2008 17% CAGR $378 $1,127 2002 2008 20% CAGR $53 $150 2002 2008 19% CAGR ($mm)

13.
$39.08
$33.52
$30.36
$27.22
$23.40
$45.15
$44.18
$51.04
2002 2003 2004 2005 2006 2007 2008 2009-Q3
Growth of Book Value
BVPS Growth Since 2002
12.2%
CAGR
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.

14.
Significant Increases in Capital Relative to Operating Metrics
$1,954
$1,624
$1,816
$2,203
$2,558
$3,598
$4,001
$4,334
$1,516
$992
$1,782
$1,754
$860
$717
$567
$1,127
$860
$813
$699 $634
$563
2.2x
0.8x
2.6x
2.9x
2.5x
2.2x
2.1x
2.6x
0.6x
0.5x
0.8x
0.8x
0.9x
1.0x
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
2003 2004 2005 2006 2007 2008 YTD 2009
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
Total Capitalization Earning Assets Net Premiums Written EA Multiple NPW Multiple
($mm)
Note:
1 Net Premium Written and Multiple are annualized using YTD information as of September 30, 2009
1

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ARGO GROUP
Get there together

Argo Group 2008 Financial Highlights
2007 2008
Change
Gross Written Premium $ 1.18B $  1.60B
36%
Net Earned Premium $ 860M $ 1.13B 31%
Total Revenue $ 1.0B $ 1.25B 25%
Net Investment Income $ 134M $ 150M 12%
Net Income Per Share
$ 5.58
$ 2.05**
172%**
Net Operating Income Per Share
$ 3.71
$ 3.97
7%
YTD Growth in Book Value Per Share
15.5%
(2.1%)
** Impacted by $17.4mm of pre-tax losses from U.S. storms in Q2 and $74.0mm from hurricanes Gustav and Ike in Q3.
15.

Argo Group 2009 Third Quarter Results
2008
Nine Months
2009
Nine Months
Change
Gross Written Premium $ 1.2B $  1.6B
29%
Net Earned Premium $ 803M $ 1.1B 32%
Total Revenue $ 909M $ 1.2B 28%
Net Investment Income $ 113M $ 113M 0%
Net Income Per Share
$ 1.66
$ 2.48
49%
Net Operating Income Per Share
$ 2.24
$ 3.26
46%
YTD Growth in Book Value Per Share
(2.3%)
15.5%
16.

Strong Balance Sheet and Capital Base
In millions, except for book value and leverage data
*Includes $311.4 mm of Junior Subordinated Debentures
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$4,001
429
$44.18
Dec 31, 2007
2,245
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share
September 30, 2009
3,187
19.5%
1,954
1,573
6,821
$4,317
381
$51.04
17.

18.
Conservative Investment Portfolio
Fixed income (94%)
Equities (6%)
Total: $4.0bn Total: $0.3bn
• Average Rating of AA+
• Duration of 3.0 years
• Less than 1% subprime
• Internally and externally managed
• Conservative focus on large cap
32%
14%
19%
15%
15%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
5%
Financials
Industrial & Other
17%
83%

19.
Focus Areas for the Coming Year
• Investments in people
• Investment in IT
• Expense savings
• Controlled expansion in the US and London
• Focus on clients
• Focus on distribution partners
• Focus on the competitive environment
Internal External
Premiums / Risk Selection
Levers to Drive a Profitable Organization
Investment Leverage / Yields
Financial Leverage / Capital Structure
Infrastructure Cost

20.
Why Argo?
• Broadly diversified insurance and reinsurance platform
• Deep product expertise in niche focus areas
• Proven track record of growth and profitability
• Proven ability to manage through insurance cycle
• Prudent risk management and controls
• Strong leadership
• Significant room for future growth
• ROE driven focus

Thank you Q&A